SECURITIES AND EXCHANGE COMMISSION
		Washington, D.C.  20549

			FORM 8-K

			CURRENT REPORT

		Pursuant to Section 13 or 15(d) of the
		Securities Exchange Act of 1934

		Date of Report (Date of earliest event reported):
		May 7, 2003  (April 9, 2003)


		FOX ENTERTAINMENT GROUP, INC.
	(Exact name of registrant as specified in its charter)



	Delaware		1-14595			95-4066193
   (State or other
jurisdiction of incorporation)	(Commission File	(IRS Employer
				Number)			Identification No.)


		1211 Avenue of the Americas
		New York, New York 10036
		(Address of principal executive offices)  (Zip Code)

		Registrant's telephone number, including area code (212) 852-7111

		Not applicable
		(Former name or former address, if changed since last report)



 Item 5:	Other Events.

In connection with the proposed acquisition of an interest in Hughes Electronics Corporation by The News Corporation
Limited ("News"), News, certain subsidiaries of News and Fox Entertainment Group, Inc. have entered into a Transfer
Agreement which is annexed hereto as Exhibit A and incorporated by reference herein.

A copy of the Transfer Agreement is attached as Exhibit 99.1 to this Report.

Item 7:			Financial Statements and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.  The following exhibits are being filed herewith:

99.1	Transfer Agreement


			SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 7, 2003			FOX ENTERTAINMENT GROUP, INC.
					By:   /s/ Lawrence A. Jacobs
					Lawrence A. Jacobs
					Secretary





			INDEX TO EXHIBITS

99.1	Transfer Agreement dated April 9, 2003


Exhibit 99.1


TRANSFER AGREEMENT


TRANSFER AGREEMENT dated as of April 9, 2003 (the "Agreement"), among The News Corporation Limited, an Australian corporation ("News"), News Publishing Australia Limited, a Delaware corporation and a wholly owned subsidiary of News ("NPAL"), News America Incorporated, a Delaware corporation and a wholly owned subsidiary of News ("NAI"), FEG Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of News ("FEGH") and Fox Entertainment Group, Inc., a Delaware corporation ("FEG").

WHEREAS, FEG desires to acquire such number of shares of common stock (the "Hughes Shares") of Hughes Electronics Corporation, a Delaware corporation ("Hughes"), that will result in FEG or its subsidiaries owning 34% of the aggregate number of issued and outstanding Hughes Shares following the consummation of the transactions contemplated by the parties;

WHEREAS, (i) News, General Motors Corporation ("GM") and Hughes have entered into a Stock Purchase Agreement dated as of April
9, 2003 (the "Purchase Agreement") pursuant to which GM will sell to News or a subsidiary of News approximately 19.9% of the currently issued and outstanding Hughes Shares, and (ii) News, a subsidiary of News and Hughes have entered into an Agreement and Plan of Merger dated as of April 9, 2003 (the "Merger Agreement", and together with the Purchase Agreement, the "Acquisition Agreements") pursuant to which, following the consummation of the merger contemplated thereby and the transactions contemplated by the Purchase Agreement, News will beneficially own 34% of the aggregate number of issued and outstanding Hughes Shares; the aggregate consideration to be paid by News pursuant to the Purchase Agreement will be paid in the form of cash, or at News' option, subject to the terms of the Purchase Agreement, up to 20% of the amount of such consideration in the form of American Depositary Shares representing Preferred Limited Voting Ordinary Shares of News ("Preferred ADSs")) and the aggregate consideration to be paid by News pursuant to the Merger Agreement will be paid, at the election of News, and subject to the terms of the Merger Agreement, either in Preferred ADSs or cash, or a combination thereof;

WHEREAS, News will designate NPAL as the "Qualified Subsidiary" to acquire Hughes Shares under the Purchase Agreement, and NPAL will acquire the additional Hughes Shares to be received under the Merger Agreement;

WHEREAS, immediately following the consummation of the transactions contemplated by the Acquisition Agreements, (i) NPAL will transfer the Hughes Shares to NAI, (ii) NAI will transfer the Hughes Shares to FEGH, and (iii) FEGH will transfer the Hughes Shares to FEG or a subsidiary of FEG; and

WHEREAS, (i) in consideration of the transfer and assignment of the Hughes Shares from NPAL to NAI, NAI has agreed to issue to NPAL common shares of NAI having a fair market value equal to the Aggregate Consideration, (ii) NAI will contribute the Hughes Shares to the capital of FEGH and (iii) in consideration of the transfer and assignment of the Hughes shares from FEGH to FEG or a subsidiary of FEG, FEG has agreed to issue, and FEGH has agreed to accept, a promissory note of FEG and shares of Class A Common Stock, par value $.01 per share, of FEG (the "Class A Common Stock") having, in the aggregate, a fair market value equal to the Aggregate Consideration.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Transfer.  At the date of the closing under the Acquisition
Agreements or as soon thereafter as may be practicable (the "Closing"; the date of the Closing, the "Closing Date"), (i) NPAL shall transfer and assign the Hughes Shares to NAI, (ii) NAI shall contribute the Hughes Shares to FEGH, and (iii) FEGH shall transfer and assign, or cause the transfer and assignment of, the Hughes Shares (the "Transfer") to FEG or a subsidiary thereof.

2.	Consideration.

(a) In consideration for the transfer and assignment of the Hughes Shares from NPAL to NAI as set forth in Section 1 hereof, NAI shall issue to NPAL, on the Closing Date, shares of common stock of NAI having a value as of the date hereof equal to the Aggregate Consideration (or such other amount as may be agreed to by NAI and NPAL). As used herein, the term "Aggregate Consideration" shall mean the number of Hughes Shares owned by News or its subsidiaries immediately following the Closing, multiplied by $14 per share.

(b) The parties hereto agree that, immediately upon the transfer of the Hughes Shares to NAI, NAI will contribute the Hughes Shares to the capital of FEGH.

(c) In consideration for the transfer and assignment of the Hughes
Shares from FEGH to FEG or a subsidiary of FEG, FEG shall issue to FEGH (1) two promissory notes (the "Notes") in the form of Exhibits A-1 and A-2 hereto, in the aggregate principal amount of four billion five hundred million dollars ($4,500,000,000) (the
"Note Principal") and (2) such number of shares of Class A Common
Stock of FEG (the "FEG Stock") as is equal to the Aggregate Consideration less the Note Principal, divided by $27.99 per share (the agreed value of each share of Class A Common Stock of FEG for the purposes of this Agreement).

3.	Representations; Warranties and Agreements.

3.1	Each of the parties hereto hereby represents and warrants
that it has all requisite power and authority (corporate or otherwise) to execute and deliver and perform its obligations under this Agreement. The execution and delivery of this Agreement and the Note and the performance of the obligations contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of each of the parties hereto, except to the extent that stockholder approval may be required pursuant to the applicable rules of the NYSE. To the extent that such stockholder approval is required, the parties shall use their diligent best efforts to obtain such approval as promptly as may be practicable.

3.2	FEG represents and warrants to FEGH that (i) it is
acquiring the Hughes Shares for investment and not with a view to distribution, and (ii) upon issuance, the shares of FEG Stock to be issued to FEGH pursuant hereto will be duly and validly issued, fully paid and nonassessable.

3.3	News represents and warrants to FEG that (i) FEGH is
acquiring the FEG Stock for investment and not with a view to distribution, and (ii) the Hughes Shares that News delivers to, or causes to be delivered to, FEG pursuant hereto will be duly and validly issued, fully paid and nonassessable.

3.4	FEG hereby agrees that:

(a)	in the event that the acquisition of any or all of
the Hughes Shares does not occur for any reason, neither
News nor any of its subsidiaries shall have any liability or obligation whatsoever to FEG; and

(b)	the number of shares of Class A Common Stock that
FEG will deliver to FEGH shall be adjusted from time to time for any stock splits, recapitalizations, reorganizations or similar changes to the capital structure of FEG.

(c)	Any cash received by FEG or its subsidiaries pursuant
to the transactions contemplated hereby shall be subject to such terms as FEG and News may agree upon.

3.5	NAI hereby agrees that:

(a)	in the event that the acquisition of any or all of
the Hughes Shares does not occur for any reason, neither
News nor any of its subsidiaries shall have any liability or obligation whatsoever to NAI; and

(b)	the number of shares of Common Stock that NAI will
deliver to NPAL shall be adjusted from time to time for any stock splits, recapitalizations, reorganizations or similar changes to the capital structure of NAI.

3.6	News hereby agrees that from the date hereof until
the Closing Date it will not amend, modify or waive the terms of the Transaction Documents (as defined in Section 3.8 hereof) or take, or agree to take, any other action that in any way could reasonably be likely to have a material adverse effect on (i) the number of Hughes Shares that FEG or NAI are to receive pursuant to this Agreement or the value thereof, (ii) the rights or the obligations of FEG as a stockholder of Hughes following the Closing Date, (iii) the operation of Hughes following the Closing Date, or (iv) the rights or the obligations of FEG under Sections 3.8 or 3.11 hereof, without the written consent of FEG and NAI, as the case may be.

3.7	The parties hereto hereby acknowledge and agree
that the obligations of the parties under the Acquisition
Agreements and this Agreement, and the consummation of the transactions contemplated hereunder and thereunder, are subject to obtaining all necessary board of directors, shareholder and regulatory approvals.

3.8	FEG hereby assumes and agrees to duly perform,
without further consideration, all of the obligations required to be performed pursuant to the covenants contained in the Acquisition Agreements and the agreements and arrangements referred to therein or contemplated thereby (collectively, the "Transaction Documents"), except to the extent that (i) such covenants can only be effectively performed by News or another of its affiliates (other than FEG and its subsidiaries) (the
"News Covenant Obligations") or (ii) such covenants impose duties or obligations on FEG arising from any breach of the representations or warranties by News under the Transaction Documents (the "News Representation Obligations" and together with the News Covenant Obligations, the "News Obligations"). News hereby covenants and agrees with FEG to duly perform, without additional consideration, the News Covenant Obligations. Nothing herein shall be deemed to constitute any assumption by FEG of any obligation for FEG to cause News to perform any of News Covenant Obligations.

3.9	News hereby agrees to assign to FEG, effective the
Closing Date, any and all rights of News or its affiliates pursuant to the Transaction Documents, including, without limitation, the rights pf News and its affiliates pursuant to Sections 13.1 and 13.3 of the Purchase Agreement.

3.10	News and FEG hereby agree that FEG shall pay, or
shall promptly upon demand reimburse News for, all transactional costs, fees and expenses (including, without limitation, all advisory fees, investment banker fees and registration expenses) incurred or required to be paid in connection with the negotiation, execution, delivery and performance of the Transaction Documents and the transactions contemplated thereby, other than the costs related to the obtaining of a fairness opinion by News.

3.11	FEG hereby agrees to pay on behalf of News (or if
News has made a payment with respect thereto promptly to reimburse News with respect to) any costs, expenses or other indemnity obligations arising out of the Transaction Documents, including without limitation, all costs and expenses pursuant to Section 13.2 of the Purchase Agreement, other than (i) costs, expenses or indemnity obligations resulting from or arising out of the willful misconduct or gross negligence of News or its affiliates or agents
(other than FEG and its subsidiaries) or (ii) with respect to News Obligations. In the event that any party shall assert any claims under the Transaction Documents with respect to which FEG may have any liability or obligation hereunder, including without limitation any claims under Section 13.2 of the Purchase Agreement, News agrees to provide FEG prompt notice thereof and shall grant FEG, to the extent practicable, the right to direct the manner in which News shall respond to any such claims.

4.	Further Assurances and Cooperation.  The parties
shall duly execute and deliver, or cause to be duly executed and delivered such further instruments and documents and to take all such further action as may be necessary or proper to carry out the provisions and purposes of this Agreement, and shall cooperate with each other in order to permit the consummation of the transactions contemplated by the Acquisition Agreements.

5.	Amendments.  The terms and provisions of this Agreement
may not be modified or amended except pursuant to a written instrument executed by each of the parties hereto.

6.	Governing Law.  This Agreement shall be governed by
and construed in accordance with the laws of the State of New York.

7.	Counterparts; Facsimile Signatures.  This Agreement
may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement. Facsimile counterpart signatures to this Agreement shall be acceptable and binding.

				*     *     *     *



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

THE NEWS CORPORATION LIMITED

By:/s/ Arthur M. Siskind
Name: Arthur M. Siskind
Title: Director

NEWS PUBLISHING AUSTRALIA LIMITED

By: /s/ Arthur M. Siskind
Name: Arthur M. Siskind
Title: Senior Executive Vice President and
General Counsel

FEG HOLDINGS, INC.

By: /s/ Arthur M. Siskind
Name: Arthur M. Siskind
Title: Senior Executive Vice President

FOX ENTERTAINMENT GROUP, INC.

By: /s/ Arthur M. Siskind
Name: Arthur M. Siskind
Title: Senior Executive Vice President and
General Counsel

NEWS AMERICA INCORPORATED

By: /s/ Arthur M. Siskind
Name: Arthur M. Siskind
Title: Senior Executive Vice President and
General Counsel